                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 13, 1998, except for Note 10, as to which the date is March 31, 1998, in Amendment No. 6 to the Registration Statement (Form S-1) and related Prospectus of CombiChem, Inc. for the registration of 2,587,500 shares of its common stock.



San Diego, California                          /s/  Ernst & Young LLP
April 6, 1998